Registration Nos. 811-7921, 333-16033


                          U.S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]

     Pre-Effective Amendment No.
                                  ----

     Post-Effective Amendment No.  10
                                  ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [x]

     Amendment No.  12
                   ----

                            THE BJURMAN, BARRY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 553-6577

                         G. Andrew Bjurman, Co-President
                       O. Thomas Barry, III, Co-President
                            The Bjurman, Barry Funds
                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                     (Name and Address of Agent for Service)

                                   Copies to:

                                  Jay S. Fitton
                         Integrated Fund Services, Inc.
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                                 Dhiya El-Saden
                           Gibson, Dunn & Crutcher LLP
                             333 South Grand Avenue
                       Los Angeles, California 90071-3197

It is proposed that this filing will become effective:

[x] immediately upon filing pursuant to Rule 485(b)

[ ] on (date) pursuant to Rule 485(b)

[ ] 75 days after filing pursuant to Rule 485(a)

[ ] on (date)pursuant to Rule 485(a)


The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                            THE BJURMAN, BARRY FUNDS

                       [BJURMAN, BARRY LOGO APPEARS HERE]



                             Bjurman, Barry Mid Cap
                                   Growth Fund

                            Bjurman, Barry Micro-Cap
                                   Growth Fund

                            Bjurman, Barry Small Cap
                                   Growth Fund



                                   PROSPECTUS




                                 August 1, 2004





                         Visit The Bjurman, Barry Funds'
                              Internet Web Site at:
                              www.bjurmanbarry.com


  These securities have not been approved or disapproved by the Securities and
    Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                            THE BJURMAN, BARRY FUNDS

                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                       LOS ANGELES, CALIFORNIA 90067-4103
                                 (800) 227-7264

PROSPECTUS                                                        August 1, 2004
--------------------------------------------------------------------------------

The Bjurman, Barry Funds, referred to as the Trust, is an open-end, management investment company that currently offers three separate series of shares to investors, the Mid Cap Growth Fund (whose former name, the All Cap Growth Fund, was changed in June 2004), the Micro-Cap Growth Fund and the Small Cap Growth Fund, commonly known as mutual funds. Bjurman, Barry & Associates, referred to as the Adviser, serves as the investment adviser to the Mid Cap Growth Fund, the Micro-Cap Growth Fund and the Small Cap Growth Fund, referred to individually as a Fund and collectively as the Funds.

BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $1 billion and $10 million at the time of investment.

BJURMAN, BARRY MICRO-CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $30 million and $300 million at the time of investment.

BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $1 billion at the time of investment.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Risk/Return Summary.............................................................
Performance Summary.............................................................
Expense Summary.................................................................
Investment Objectives...........................................................
Investment Policies and Strategies..............................................
Investment Selection Process....................................................
Risk Factors....................................................................
Management of the Trust.........................................................
The Distribution Plan ..........................................................
How to Purchase Shares..........................................................
How to Redeem Shares............................................................
Exchange Privilege..............................................................
Market Timing and Redemption/Exchange Fees......................................
Shareholder Services............................................................
Net Asset Value.................................................................
Dividends ......................................................................
Taxes...........................................................................
Financial Highlights............................................................

                               RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

Each Fund seeks capital appreciation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

BJURMAN, BARRY MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its total assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is between $1 billion and $10 billion, referred to as Mid Cap Companies, and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

BJURMAN, BARRY MICRO-CAP GROWTH FUND invests, under normal market conditions, at least 80% of its total assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $300 million, referred to as Micro-Cap Companies, and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

BJURMAN, BARRY SMALL CAP GROWTH FUND invests, under normal circumstances, at least 80% of total assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is between $100 million and $1 billion, which are referred to as Small Cap Companies, and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Adviser's unique equity selection process seeks to identify fast growing companies that are undervalued. The Adviser screens the universe of companies, using five quantitative factors:

1)   earnings growth,
2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings,
3)   earnings revision,
4)   price/earnings to growth ratio, and
5)   cash flow to price.

The Adviser then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Each Fund invests in securities that will fluctuate in value, and therefore you should expect each Fund's net asset value per share to fluctuate. Values of common stocks can fluctuate widely in response both to factors that are specific to the company issuing the stock and to general economic and market conditions. Growth stocks can be even more volatile than other equity investments. There is a risk that you could lose money by investing in the Funds.

Each Fund is a diversified mutual fund. However, because each Fund's portfolio may contain the common stock of a limited number of companies, the Funds may be more sensitive to changes in the market value of a single issue or industry in their individual portfolios and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

Each Fund will invest a portion of its assets in the common stocks of smaller companies within the Fund's target market capitalization, which involves special risks and considerations not typically associated with investing in the common stocks of larger companies. The stocks of smaller companies are less liquid and may experience more market price volatility than the stocks of larger companies, and are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies.

                               PERFORMANCE SUMMARY

BJURMAN, BARRY MID CAP GROWTH FUND

The bar chart and performance table shown below provide an indication of the risks of investing in the Mid Cap Growth Fund. The bar chart shows the average annual returns of the Fund for 2002 and 2003, the first two full calendar years the Fund was operational, together with the Fund's best and worst quarters during that period. The accompanying table shows the Fund's average annual total returns for the one-year period ended December 31, 2003 and for the period since the Fund commenced operations and compares those returns to those of a broad-based securities market index. The table below illustrates some of the risks of investing in the Fund and the variability of investment returns. Keep in mind that the Mid Cap Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

-33.40%                     37.82 %
[bar chart]                [bar chart]
2002                           2003

During the period shown in the bar chart, the highest return for a quarter was 19.37% during the quarter ended June 30, 2003 and the lowest return for a quarter was -16.46%% during the quarter ended September 30, 2002.

The Bjurman, Barry Mid Cap Growth Fund's year-to-date return as of June 30, 2004 is -1.95%.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

                                                                     Since
                                                       1 Year      Inception(1)
                                                      --------     ------------
     Bjurman, Barry Mid Cap Growth Fund
          Return Before Taxes                          37.82%            -1.06%
          Return After Taxes on Distribution(2)        37.82%            -1.06%
          Return After Taxes on Distributions
            And Sale of Fund Shares(3)                 24.58%            -0.90%

     Russell MidCap Growth Index(4)                    42.71%            -3.25%

1    The Bjurman, Barry Mid Cap Growth Fund commenced operations on June 6,
     2001.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
3 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
4 The Russell MidCap Growth Index is an unmanaged index comprised of stocks which are members of the Russell 1000 Growth Index - an unmanaged index of the largest 1,000 U.S. incorporated companies. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The results for the Russell MidCap Growth Index have been adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect deductions for fees, expenses or taxes.

BJURMAN, BARRY MICRO-CAP GROWTH FUND

The bar chart and performance table shown below provide an indication of the risks of investing in the Micro-Cap Growth Fund. The bar chart shows the average annual return of the Micro-Cap Growth Fund for 1998, 1999, 2000, 2001, 2002 and 2003 the first six full calendar years the Fund was operational, together with the Fund's best and worst quarters during that period. The accompanying table shows the Micro-Cap Growth Fund's average annual total returns for the one-year and five-year periods ended December 31, 2003 and since its inception and compares those returns to those of a broad-based securities market index. The table below illustrates the risks of investing in the Micro-Cap Growth Fund and the variability of investment returns. Keep in mind that the Micro-Cap Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

11.89%            53.26%     45.62%     19.56%      -17.54%      66.86%
[bar chart]
1998              1999       2000        2001         2002        2003

During the period shown in the bar chart, the highest return for a quarter was 37.91% during the quarter ended December 31, 1999 and the lowest return for a quarter was -23.47% during the quarter ended September 30, 1998.

The Bjurman, Barry Micro-Cap Growth Fund's year-to-date return as of June 30, 2004 is -3.10%.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table below. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

                                                                       Since
                                                1 Year     5 Years  Inception(1)
                                                ------     -------  ------------

  Bjurman, Barry Micro-Cap Growth Fund
       Return Before Taxes                       66.86%    29.71%     30.80%
       Return After Taxes on Distribution(2) 66.86% 28.99% 30.27% Return After Taxes on Distributions
         And Sale of Fund Shares(3)              43.46%    26.19%     27.81%

  Russell 2000 Growth Index(4)                   48.54%    0.86%      4.35%

1    The Bjurman, Barry Micro-Cap Growth Fund commenced operations on March 31,
     1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
3 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
4 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index - an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The results for the Russell 2000 Index have been adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect deductions for fees, expenses or taxes.

BJURMAN, BARRY SMALL CAP GROWTH FUND

The Small Cap Growth Fund is not permitted to report performance information in this section because it has not completed one full calendar year of operation.

                                EXPENSE SUMMARY

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum Sales Load Imposed on Purchases                          None
  Maximum Deferred Sales Load                                      None
  Maximum Sales Load Imposed on Reinvested Dividends               None
  Redemption Fee (as a percentage of amount redeemed)              2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                               MID CAP      MICRO-CAP GROWTH   SMALL CAP GROWTH
                             GROWTH FUND           FUND              FUND
                             -----------    ----------------   ----------------
Advisory Fees (1)               1.00%             1.00%              1.00%
Distribution (12b-1) Fees       0.25%             0.25%              0.25%
Other Expenses                  1.77%             0.21%              0.55%
Total Annual Fund Operating
Expenses (1)                    3.02%             1.46%              1.80%

1 The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Funds necessary to limit total operating expenses to 1.80% of each Fund's average net assets. During the fiscal year ended March 31, 2004, the Adviser waived fees in the amount of 1.22% with respect to the Mid Cap Growth Fund. The Adviser reserves the right to terminate these waivers or any reimbursements at any time in the Adviser's sole discretion. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Mid Cap            Micro-Cap Growth        Small Cap Growth
                  Growth Fund                Fund                    Fund
            -----------------        ------------------     -------------------
1 Year      $           305          $          149         $           183
3 Years                 933                     462                     566
5 Years                1587                     797                     975
10 Years               3337                    1746                    2116

                              INVESTMENT OBJECTIVES

BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of mid capitalization companies (those with total market capitalizations at the time of purchase of between $1 billion and $10 billion).

BJURMAN, BARRY MICRO-CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of small capitalization companies those with total market capitalizations at the time of purchase of between $30 million and $300 million).

BJURMAN, BARRY SMALL CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of small capitalization companies (those with total market capitalizations at the time of purchase of between $100 million and $1 billion).

The Adviser employs a growth-oriented approach to equity investment management and seeks to outperform market averages over a complete market cycle by investing in companies that the Adviser believes have above average earnings prospects.

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the applicable Fund. The Funds' investment policies and strategies described elsewhere are not fundamental and may be changed without shareholder approval.

                       INVESTMENT POLICIES AND STRATEGIES

The Adviser expects that each Fund's portfolio generally will be fully invested in common stocks at all times, with only minimal holdings in short-term investments.

The Funds may purchase initial public offerings of unseasoned issuers if the Adviser has determined through its quantitative analysis that each company fits its criteria.

The Funds may invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant. The Funds may also purchase bank obligations such as certificates of deposit, bankers' acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Adviser. When a Fund invests in such securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Funds and a portfolio turnover in excess of 100% is generally considered high and increases a Fund's transaction costs, including brokerage commissions. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income and may lower portfolio performance. Although each Fund's annual portfolio turnover rate cannot be accurately predicted, it is expected that it will generally be 200% or more.

                          INVESTMENT SELECTION PROCESS

The Adviser's unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening the universe of Mid Cap Companies for the Mid Cap Fund, Micro-Cap Companies for the Micro-Cap Fund and Small Cap Companies for the Small Cap Fund using 5 quantitative factors which emphasize both growth and value attributes. The screening factors include (1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio, and (5) cash flow to price. Earnings strength describes those companies that are expected to have the greatest increase in next year's earnings over the prior year's earnings. Earnings revision measures and then describes the time-weighted change of analysts' expectations and estimates of earnings of an individual company. The next step is a top-down economic analysis designed to identify what the Adviser believes are the most promising industries over the next 12 to 18 months.

Stocks are ranked according to the above 5 criteria to identify approximately 100 to 200 Mid Cap Companies, approximately 100 to 190 Micro-Cap Companies and approximately 100 to 250 Small Cap Companies that the Adviser believes offer the best growth prospects and are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Adviser attempts to identify profitable Mid Cap, Micro-Cap and Small Cap Companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of each Fund's total assets. The Adviser's Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is reexamined as a potential sale candidate. Additionally, securities of companies which in the Adviser's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

                                  RISK FACTORS

INVESTMENT RISKS COMMON TO ALL THE FUNDS

MARKET RISK. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, and fluctuations due to a company's earnings, or economic conditions, or a decline in the market generally. In addition, an investment in the Funds is subject to the inherent risk that the market prices of a Fund's investments will not correlate to the Adviser's estimation of fundamental securities values or market trends, and to other factors beyond the control of the Adviser. Accordingly, the value of an investment in a Fund will fluctuate over time. The Funds may not be appropriate as your sole investment and should not be considered a balanced or complete investment program, and an investment in a Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Funds. The Adviser cannot give any assurance that its investment strategy will succeed or that the Funds will achieve their objectives.

IPO RISK. The Funds may invest in initial public offerings, or IPOs. The risks associated with IPOs include short earnings history, competitive conditions and reliance on a limited number of product lines and financial resources. There is also no guarantee that the Funds will continue to have access to the types of IPOs that have previously contributed to their performance or that any IPO will perform as well as previous IPOs.

DIVERSIFICATION. Diversifying a mutual fund's portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Funds may present greater risk than is usually associated with more widely diversified mutual funds because the Mid Cap Growth Fund may invest in as few as 50-80 issuers, and each of the Micro-Cap Growth Fund and Small Cap Growth Fund may invest in as few as 50-120 issuers.

SMALL CAP COMPANY RISK. Investing in small companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A portion of the securities in which a Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Fund's shares may exhibit a higher degree of volatility than the market averages. If a stock is particularly volatile, there is a greater possibility that the Fund will lose money on that stock.

ADVISER RISK. In addition to managing the Funds, the Adviser manages many private accounts with investment objectives the same as, or similar to, those of one or more of the Funds. The Adviser also performs as a sub-advisor to other mutual funds that invest in micro-cap companies and thus have investment styles and objectives similar to the Micro-Cap Fund and Small Cap Fund. The Adviser's fees from these accounts and funds vary from those paid by the Funds. This creates potential conflicts of interest for the Adviser in allocating investments among the Funds and its other clients, especially if an attractive investment does not provide sufficient shares to place in all accounts managed by the Adviser. The Adviser seeks to minimize these conflicts by allocating investments among accounts based on factors such as cash available for investment, portfolio concentrations of the accounts in the relevant industry and the liquidity needs of each account. In addition, if the Adviser were to manage too many accounts, its capacity could be strained and its management of the Funds could be adversely affected. The Adviser periodically reports on its sub-advisory relationships and private account activity to the Trust's Board of Trustees.

BJURMAN, BARRY MID CAP GROWTH FUND

Investment returns from stocks of mid-capitalization companies in which the Mid Cap Growth Fund invests may, over long periods of time, tend to fall below those of small capitalization companies, but exceed those from large capitalization companies. These characteristics result in part from the ability of mid-capitalization companies to react to changes in the business environment at a faster rate than larger companies.

BJURMAN, BARRY MICRO-CAP GROWTH FUND

The Micro-Cap Growth Fund invests in Micro-Cap Companies, which are typically relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Micro-Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-Cap Companies may present greater opportunities for capital appreciation but also may involve greater risk than larger, mature issuers.

Micro-Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Micro-Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Micro-Cap Companies' stocks may exhibit volatile characteristics and may decline in price as large company stocks rise, or rise in price as large company stocks decline. An investment in shares of the Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks. By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks described here.

Since Micro-Cap Companies are generally not as well known to investors and have less investor following than larger companies; they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Micro-Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Micro-Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

The relatively large net asset value of the Micro-Cap Fund as compared to other funds that invest in Micro-Cap Companies compounds these risks. Smaller funds have a greater ability to invest a substantial portion of their total assets in thinly-traded securities and still maintain a relatively small number of securities in their portfolios. In order to avoid holding the securities of too many companies in its portfolio and thereby preserve the ability of each investment to have a meaningful impact on its overall performance, the Micro-Cap Fund must invest in companies whose securities offer greater liquidity and permit the Micro-Cap Fund to take relatively larger positions that can be sold without an excessive discount in the stock price. Thus, to the extent that the securities of companies with larger market capitalizations tend to have greater liquidity, the Micro-Cap Fund will have an incentive to make its new investments in companies whose capitalizations are at the larger end of the range for Micro-Cap Companies. In addition, because of the relatively large net asset value of the Micro-Cap Fund, it will invest in a larger number of securities than in earlier years of its operation and than other smaller funds. For example, at June 30, 2004, the Fund held securities of 192 companies, compared with securities of 131 companies at March 31, 2002. The Trust's Board of Trustees has closed the Micro-Cap Fund to new investors, although it remains open to investment by existing shareholders and to investors who acquire its shares in exchange for shares of another of our Funds..

The Micro-Cap Fund may continue to hold investments in companies whose market capitalizations appreciate to levels in excess of the $300 million upper end of the range of its investment focus. As a result, a substantial portion, and even at times a majority, of the Micro-Cap Fund's assets may be invested in companies whose market capitalizations exceed $300 million. For example, at June 30, 2004, approximately 64% of the Fund's portfolio was comprised of such securities.

The Adviser is a sub-advisor to several relatively small mutual funds, and is also a manager of private accounts, whose investment focus includes micro-cap companies. The Trust's Board of Trustees believes that the Adviser currently has the capacity to manage both the Micro-Cap Fund and these other funds and accounts without adversely affecting the performance of the Micro-Cap Fund, and the Board intends to continue to monitor this matter in the future.

BJURMAN, BARRY SMALL CAP GROWTH FUND

The Fund invests in Small Cap Companies, which are typically smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Small Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Small Cap Companies may present greater opportunities for capital appreciation but also may involve greater risk than larger, mature issuers. Since Small Cap Companies are generally not as well-known to investors and have less investor following than larger companies; they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Small Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Small Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Small Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Small Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Small Cap Companies' stocks may exhibit volatile characteristics and may decline in price as large company stocks rise, or rise in price as large company stocks decline. An investment in shares of the Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

By maintaining a diversified portfolio, the Adviser attempts to reduce this volatility. The Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks described here.

                             MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser pursuant to the terms of Investment Advisory Agreements with the Funds. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner.

THE INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Funds' investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser has been engaged in the investment management business since 1970, and provides investment advisory services to individuals and institutional clients. In addition, the Adviser acts as sub-advisor to the Touchstone Small Cap Growth Fund and the Touchstone Micro Cap Growth Fund, both of which are advised by a subsidiary of The Western and Southern Life Insurance Company, whose subsidiaries also serve as the Funds' underwriter, accounting services agent, administrator and transfer agent. The principal business address of the Adviser is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067-4103. The Adviser makes the investment decisions concerning the assets of the Funds and reviews, supervises and administers the Funds' investments, subject to the supervision of, and policies established by, the Trustees of the Trust.

For providing investment advisory services, each Fund pays the Adviser a monthly fee which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the applicable Fund. From time to time, the Adviser may voluntarily waive all or a portion of its investment advisory fee and/or absorb certain expenses of the Funds without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the applicable Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. Currently, the Adviser has voluntarily agreed to waive all or a portion of its fee and/or to reimburse expenses of the Mid Cap Growth Fund to the extent necessary in order to limit net operating expenses - including the investment advisory fees - to an annual rate of not more than 1.80% of that Fund's average daily net assets. As of the date of this Prospectus, due to the size of the Micro-Cap Fund and the Small Cap Fund, it is not necessary for the Adviser to waive fees or reimburse expenses in order to maintain those Funds' expense ratios at 1.80%. For the fiscal year ended March 31, 2004, the net operating expenses of the Micro-Cap Fund and the Small Cap Fund constituted 1.46% and 1.70%, respectively, of that Fund's average daily net assets. However, should fee waivers and/or expense reimbursements become necessary in the future in order to limit operating expenses to 1.80% of each Fund's average daily net assets, the Adviser voluntarily agrees to do so. The Adviser reserves the right to terminate its voluntary fee waivers and seek reimbursement for amounts it has previously waived at any time in its sole discretion.

PORTFOLIO MANAGEMENT

Investment decisions for the Funds are made by the Investment Policy Committee of the Adviser. Management of the Funds is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a BA in Economics and an MBA in Corporate Finance and Accounting and has over 30 years of investment experience.

THE UNDERWRITER

IFS Fund Distributors, Inc., referred to as the Underwriter, serves as principal underwriter for the Trust and, as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Integrated Fund Services, Inc., referred to as the Transfer Agent, serves as administrator, accounting services agent and transfer agent to the Funds. The Transfer Agent is an affiliate of the Underwriter by reason of common ownership.

                              THE DISTRIBUTION PLAN

The Board of Trustees of the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, referred to as the 1940 Act. As provided in the Plan, each Fund will reimburse the Adviser, the Underwriter or others in an amount up to a maximum 0.25% of its average daily net assets for expenses incurred in connection with the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO PURCHASE SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The Adviser believes that a micro-cap fund is best managed when the fund size is limited. Consequently, the Bjurman, Barry Micro-Cap Growth Fund has closed to new investors. The Adviser, at its sole discretion, may reopen and close the Fund at any time.

PURCHASES BY MAIL

You may purchase shares of the Funds initially by completing the application accompanying this Prospectus and mailing it together with a check payable to the Bjurman, Barry Funds or to the applicable Fund to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. If this is an initial purchase, please send a minimum of $5,000 or $2,000 for IRA and SEP accounts. Your investment in a Fund will be made at the net asset value per share, or NAV, of that Fund next determined after your application and payment are received.

If your order to purchase shares is canceled because your check does not clear, a fee may be imposed and you will be responsible for any resulting losses or fees incurred by the Trust, the Distributor or the Transfer Agent in the transaction.

PURCHASES BY WIRE TRANSFER

You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (nationwide call toll-free 800-227-7264) for instructions. You should be prepared to provide a completed, signed account application by mail or facsimile. Your investment in a Fund will be made at the NAV of that Fund next determined after your wire is received together with the account information indicated above. If the Funds do not receive timely and complete account information (prior to the close of the regular session of trading on the New York Stock Exchange or NYSE, generally 4:00 p.m., Eastern time), there may be a delay in the investment of your money and any accrual of dividends.

PURCHASES THROUGH BROKER-DEALERS

The Funds may accept telephone orders only from brokers, financial institutions or service organizations that have been previously approved by the Funds. It is the responsibility of these brokers, financial institutions or service organizations to promptly forward such purchase orders and payments to the Funds. Such brokers, financial institutions, service organizations, banks and bank trust departments, may charge you a transaction fee or other fee for their respective services at the time of purchase. In addition, the Funds or the Adviser may pay a service or distribution fee to such financial intermediaries.

Wire orders for shares of a Fund received by dealers prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, and received by the Transfer Agent on the same day, are confirmed at that day's NAV for the Fund. Orders received by dealers after the close of the regular session of trading on the NYSE, are confirmed at the NAV of that Fund next determined on the following business day.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization" (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust's behalf. Before investing in a Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services;
o    Act as the shareholder of record of the shares;
o    Set different minimum initial and additional investment requirements;
o    Impose other charges and restrictions; or
o Designate intermediaries to accept purchase and sales orders on the Fund's behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

PURCHASES WITH SECURITIES
Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Adviser.

SUBSEQUENT INVESTMENTS

Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the Bjurman, Barry Funds or to the applicable Fund and mailed to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. All purchases are made at the applicable NAV next determined after receipt of a purchase order by the Funds. If a broker-dealer received a fee for selling shares of the Funds to a current shareholder, that broker-dealer may receive a fee with respect to additional investments by the shareholder.

GENERAL

Shares of the Funds are sold on a continuous basis at the NAV next determined after receipt of a purchase order by a Fund. Purchase orders received by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are confirmed at that day's NAV. Purchase orders received by the Transfer Agent after the close of the regular session of trading on the NYSE are confirmed at the NAV next determined on the following business day.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. Investors who purchase shares of the Funds by check may not receive redemption proceeds until there is reasonable belief that the check cleared, which may take up to 15 calendar days after the purchase date. The Funds will only accept a check where the applicable Fund, or the Trust, is the payee. Third party checks and cash equivalents will not be accepted. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

If your check or wire in payment of a purchase of shares does not clear, the purchase will be canceled (and any profit will inure to the Funds), a charge (minimum of $25) will be imposed on you, and you will be responsible for any resulting losses or fees incurred by the Trust, the Underwriter or the Transfer Agent. Further, the Funds may redeem shares from your account in the Funds as reimbursement for any losses or fees incurred, and you may be prohibited or restricted from making future purchases in the Funds.

The Funds reserve the right to suspend the offering of shares of the Funds. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds' account applications contain provisions in favor of the Funds, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities, including, among others, losses resulting from unauthorized shareholder transactions, relating to the various services made available to investors.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on any business day that the Funds are open for business. Redemptions will be effected at the current NAV per share next determined after the Transfer Agent receives a redemption request meeting the requirements described below. Any investor who redeems shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed a redemption fee of 2% of the NAV of the shares being redeemed. See "Market Timing and Redemption/Exchange Fees."

REDEMPTION BY MAIL

You may redeem shares by submitting a written request for redemption to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The written redemption request must be in good order, which means that it must: (1) identify the shareholder's account name and account number; (2) state the number of shares (or dollar amount) to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

REDEMPTION BY TELEPHONE

If you have so indicated on your application, or have subsequently arranged in writing with the Transfer Agent to do so, you may redeem shares having a value of $10,000 or less by calling the Transfer Agent (nationwide call toll-free 800-227-7264). The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written redemption request with an original Medallion Signature Guarantee must be sent to the Transfer Agent. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to refuse a wire or telephone redemption if the Fund believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

GENERAL REDEMPTION INFORMATION

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in good order. If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent (nationwide call toll-free 800-227-7264).

To prevent fraudulent redemptions, for any redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record, you must provide an original Medallion Signature Guarantee from any eligible guarantor institution, including a commercial bank, credit union, broker and dealers, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue Medallion Signature Guarantees. Notary public endorsement will not be accepted. Some other circumstances requiring a Medallion Signature Guarantee include:

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
o    Proceeds are being sent to an address other than the address of record
o Proceeds or shares are being sent/transferred from a joint account to an individual's account
o Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request
o Proceeds or shares are being sent/transferred between accounts with different account registrations

Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. Redemptions will be processed on any day the Funds are open for business. Redemptions will be effective at the current NAV per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. Payment is normally made within 3 business days following receipt of these instructions. Each Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up to 15 days after the purchase date. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions, service organizations, banks and bank trust departments.

Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on any business day on which the Funds calculate their NAVs are effective as of that day. Redemption requests received after 4:00 p.m., Eastern Time, will be effected at the applicable NAV per share determined on the next business day following receipt.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund, during any 90-day period for any one shareholder. Any portfolio securities distributed in-kind would be in readily marketable securities and valued in the manner described below. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of a Fund's portfolio.

The Funds may suspend the right of redemption or postpone the date of payment for more than 3 days during any period when (1) trading on the NYSE is restricted or is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension;
(3) an emergency, as defined by rules of the Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Shares of each Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Funds.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account at their then-current NAV, which will be promptly paid to the shareholder, if at any time the total investment does not have a value of at least $1,000 as a result of redemptions, but not market fluctuations. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

                               EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at NAV. Any investor who exchanges shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investor for 60 days or less will generally be assessed an exchange fee of 2% of the NAV of the shares being exchanged. See "Market Timing and Redemption/Exchange Fees."

 You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. The privilege of exchanging shares by telephone is automatically available to all shareholders. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV after the Transfer Agent receives your request.

You may only exchange shares into a Fund that is authorized for sale in your state of residence and you must meet that Fund's minimum initial investment requirements. You must also maintain the required account balance of $1,000 in each Fund after the exchange of shares has been processed. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

                   MARKET TIMING AND REDEMPTION/EXCHANGE FEES

The Funds are intended to be long-term investments. Excessive purchases and redemptions, or exchanges, of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If we believe, in our sole discretion, that an investor is engaged in excessive short-term trading or exchanges or is otherwise engaged in market timing activity, we may, with or without prior notice to the investor, reject, limit, delay or impose conditions on further purchase or exchange orders from that investor, or we may close that investor's account, and we disclaim responsibility for any consequent losses that the investor may incur. Our response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Funds.

We review trade and exchange orders for shares of our Funds periodically to detect market-timing activity. It is difficult to distinguish market-timing activity from trading that is not harmful, such as the technique of dollar cost averaging or periodic rebalancing of portfolios. Consequently, we have not established a fixed number of trades or exchanges in a given time period as a basis for identifying a market timer.

Some investors trade in shares of our Funds through omnibus accounts of third parties (such as those of investment advisers and broker-dealers), and, if we identify excessive trading in such an account, we may instruct the third party to restrict the investor responsible for the excessive trading from any further trading in our Funds. However, some omnibus accounts submit to us a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, we cannot identify individual investors engaged in market timing through such omnibus accounts.

We apply these policies and procedures to all investors we believe to be engaged in market timing. We do not have any arrangements to allow individual investors to trade frequently in shares of our Funds, although we permit third party omnibus accounts submitting the aggregated orders of multiple investors to trade on a daily basis in shares of our Funds.

Each Fund assesses investors who redeem or exchange shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investors for 60 days or less a redemption/exchange fee of 2% of the NAV of the shares being redeemed or exchanged. The redemption/exchange fee is for the benefit of the remaining shareholders of the Fund and is intended to restrict market timing, encourage long-term investment, facilitate long-term portfolio management strategies and compensate the Fund for transaction and other expenses caused by early redemptions. In determining the holding period of shares being redeemed or exchanged, the shares held the longest by the investor will be deemed the first to be redeemed (the so-called first in, first out method). The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) omnibus accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (ii) accounts in the event of shareholder death and
(iii) certain other accounts in the absolute discretion of the Trust when a shareholder can demonstrate hardship. The Trust reserves the right to modify or eliminate these waivers at any time.

SHAREHOLDER SERVICES

The following special services are available to shareholders of the Funds. Please contact the Transfer Agent (nationwide call toll-free 800-227-7264) for additional information about the shareholder services described below.

AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional monthly purchases of shares of a Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank account by opening your account with a minimum of $5,000, or $2,000 for IRA and SEP accounts, and completing the appropriate section on the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $100. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.

RETIREMENT PLANS

The Funds are available for investment in Traditional IRAs, Roth IRAs, SEP IRAs, Coverdell Education Savings Accounts, 401(k) and 403(b) plans and other qualified retirement plans.

INTERACTIVE VOICE RESPONSE SYSTEM

You may obtain 24-hour access to account information and certain transaction history by calling 800-227-7264 within the United States. The Funds' Interactive Voice Response System provides each Fund's share price and price changes; account balances; and account history - for example, the last 5 transactions and current year and prior year dividend distribution. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Funds.
                                 NET ASSET VALUE

On each day that the Funds are open for business, the share price, or NAV, of each Fund is determined as of the close of the regular session of trading on the NYSE, normally 4:00 p.m., Eastern time. The Funds are open for business on each day the NYSE is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The Funds are generally not open for business on national holidays. The

NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, determined as set forth below, plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of NAV after the order is placed.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available are valued at their fair value.

Market quotations may not be readily available for securities that have low daily trading volume, for securities that have ceased to trade in the public markets due to factors such as a delisting from a public trading market or a cessation of trading at the instruction of the issuer of the security or the exchange or automated quotation system on which the securities are listed or quoted, and for securities of companies that are the subject of other significant events. In such circumstances we must determine the fair value of the security in order to reflect as accurately as possible the net asset values of our Funds. As a general principle, the fair value of a portfolio security is the price that a Fund might reasonably expect to receive for the security upon its current sale. Ascertaining fair value requires a determination of the amount that an arm's length buyer, under the circumstances, would then pay for the security. There is no single standard for determining fair value; rather, the determination of fair value is made depending upon the circumstances of each case. The Board of Trustees has established a Valuation Committee to implement and oversee procedures to make such fair value determinations.

                                    DIVIDENDS

It is each Fund's intention to distribute its net investment income each December. Any net gains realized from the sale of portfolio securities are generally distributed at least once each year, except to the extent that such net gains are offset by losses that are carried forward from prior years. Such income, dividends and capital gain distributions, are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by writing to the Funds prior to a dividend record date.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than 90 days may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date, referred to as the ex-date, at the NAV determined at the close of business on that date.

For tax consequences associated with the reinvestment of dividends in additional shares, see the discussion under " Taxes."

                                     TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code. The following describes tax consequences to shareholders who are residents of the United States for tax purposes.

Dividend Distributions. Distributions that are made out of the earnings and profits of a Fund are generally taxed at ordinary income rates. "Qualified dividend income" distributions to non-corporate shareholders are generally taxed at capital gains rates provided that certain holding periods are satisfied. "Qualified dividend income" generally is dividend income that a Fund receives from U.S. corporations and certain foreign corporations (including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market). Distributions of capital gains are taxed as long-term capital gains, regardless of how long you have held your share shares in a Fund. A corporate shareholder may be entitled to a dividends-received deduction for a portion of certain dividends that it receives.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income, or capital gain dividends will generally be treated as a return of capital to the extent of the your tax basis in your shares. Any excess will be treated as gain from the sale of the shares even if you have not sold the shares.

Distributions by a Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund.

As a shareholder, you will receive an annual tax information statement describing the amount of distributions you have received in each federal tax category. Some dividends that are paid in January may be taxable as if they had been paid the previous December.

Distributions from a Fund will generally have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if it, in effect, represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE, EXCHANGE, OR REDEMPTION OF SHARES. You will recognize gain or loss (which will generally be capital gain or loss) on the disposition of shares in a Fund in an amount equal to the difference between the proceeds from the disposition and your tax basis in the shares. However, the loss may be disallowed if you acquire other shares of the Fund within 30 days before or after the disposition.

BACKUP WITHHOLDING. Each shareholder is required to provide the Fund with his or her taxpayer identification number and certain certifications as to tax status. If a shareholder fails to provide this information, payments made to that shareholder may be subject to backup withholding at a rate of 28%.

THE TAX DISCUSSION SET FORTH IN THIS PROSPECTUS APPLIES ONLY TO THOSE SHAREHOLDERS WHO HOLD FUND SHARES AS CAPITAL ASSETS AND IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Bjurman, Barry Micro-Cap Growth Fund, the Bjurman, Barry Mid Cap Growth Fund (formerly known as the All Cap Growth Fund) and the Bjurman, Barry Small Cap Growth Fund. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

MICRO-CAP GROWTH FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year


-------------------------------------------------------------------------------------------------------------
                                        Year           Year            Year             Year            Year
                                        Ended          Ended           Ended           Ended           Ended
                                      March 31,      March 31,       March 31,       March 31,       March 31,
                                        2004           2003           2002(A)         2001(A)         2000(A)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of     $  19.72       $  24.94        $  18.87          $20.36         $ 9.18
                                    --------       --------        --------          ------         ------
year..............................
Income from investment operations:
   Net investment income (loss)...     (0.39)         (0.19)          (0.32)          (0.10)         (0.21)
   Net realized and unrealized
 gains on investments.............     14.82          (5.03)           6.39           (0.05)         11.58
                                    --------       --------        --------        ---------         -----
Total from investment operations..     14.43          (5.22)           6.07           (0.15)         11.37
                                    --------       --------        --------        --------          -----
Less distributions:
    From net realized gains               --             --              --           (1.34)         (0.19)
                                    --------       --------        --------        ---------         -----

Net asset value at end of year....  $  34.15       $  19.72        $  24.94        $  18.87         $20.36
                                    ========       ========        ========        ========         ======
Total return......................     73.17%        (20.91%)         32.11%         (0.65%)        124.64%
                                    ========       ========        ========        ========         ======
Net assets at end of year (000's).  $822,148       $403,896        $299,127        $167,055        $23,055
                                    ========       ========        ========        ========        =======

Ratio of net expenses to
   average net assets ......            1.46%          1.59%           1.80%           1.80%          1.80%
Ratio of total expenses to
   average net assets(B)..........      1.46%          1.59%           1.80%           1.80%          3.10%
Ratio of net investment loss
   To average net assets..........     (1.19%)        (1.16%)         (1 40%)         (1.05%)        (1.65%)

Portfolio turnover rate...........        65%            54%             105%           159%           337%


(A) Per share data has been restated to reflect the effect of a 2 for 1 share split which was declared on June 19, 2002 and paid on June 27, 2002 to shareholders of record on June 26, 2002.

(B) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

MID CAP GROWTH FUND

   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------
                                   Year Ended      Year Ended        Period
                                    March 31,      March 31,        March 31,
                                      2004            2003           2002(A)
--------------------------------------------------------------------------------

Net asset value at  beginning of     $  7.02        $  9.89        $  10.00
                                     -------        -------        --------
year..............................
Income from investment operations:
   Net investment loss)                (0.18)         (0.17)          (0.13)
   Net realized and unrealized
      gains (losses) on investments     2.95          (2.70)           0.02
                                     -------        -------        --------
Total from investment operations..      2.77          (2.87)          (0.11)
                                     -------        -------        --------

Net asset value at end of year....   $  9.79       $   7.02        $   9.89
                                    ========       ========        ========
Total return......................   (39.46%)       (29.02%)         (1.10%)(B)
                                    ========       ========        ========

Net assets at end of year (000's).  $ 10,346       $  7,932        $ 14,451
                                    ========       ========        ========
Ratio of net expenses to
   average net assets.............      1.95%          2.00%           2.00%(C)
Ratio of total expenses to
   average net assets(D)..........      3.02%          3.06%           3.00%(C)
Ratio of net investment loss
   to average net assets..........     (1.70%)        (1.88%)         (1.79%)(C)
Portfolio turnover rate...........       196%           183%            197%(C)


--------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (June 6, 2001) through March 31, 2002.
(B)  Not annualized.
(C)  Annualized.
(D) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

SMALL CAP GROWTH FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

-----------------------------------------------
                                        Period
                                        Ended
                                      March 31,
                                       2004(A)
-----------------------------------------------

Net asset value at  beginning of    $  10.00
                                    --------
period............................
Income from investment operations:
   Net investment loss)                (0.10)
   Net realized and unrealized
 gains (losses) on investments....      4.13
                                    --------
Total from investment operations..
                                        4.03

Net asset value at end of year....  $  14.03
                                    ========
Total return......................     40.30% (B)
                                    ========
Net assets at end of year (000's).  $109,876
                                    ========
Ratio of net expenses to
   average net assets.............      1.70%(C)
Ratio of total expenses to
   average net assets(D)..........      1.80%(C)
Ratio of net investment loss
   to average net assets..........     (1.56%)(C)
Portfolio turnover rate...........       138%(C)


--------------------------------------------------------------------------------

(A) Represents the period from commencement of operations (May 12, 2003) through March 31, 2004.
(B)  Not annualized.
(C)  Annualized
(D) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

INVESTMENT ADVISER
   Bjurman, Barry & Associates
   10100 Santa Monica Boulevard, Suite 1200
   Los Angeles, California 90067-4103
   (310) 553-6577

SHAREHOLDER SERVICES
   Integrated Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, Ohio 45201-5354
   (800) 227-7264

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, Ohio 45202

LEGAL COUNSEL
   Gibson, Dunn & Crutcher LLP
   333 South Grand Avenue
   Los Angeles, California 90071-3197

  AUDITORS
   Deloitte & Touche LLP
   350 South Grand Avenue, Suite 200
   Los Angeles, California 90071-3462

For Additional Information about The Bjurman, Barry Funds call:

       (800) 227-7264

or visit The Bjurman, Barry Funds' Web Site on the Internet at:

  www.bjurmanbarry.com

Additional information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, is included in the Funds' Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-227-7264.

Information about the Funds - including the SAI - can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.com, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102. File No. 811-7921

                            The Bjurman, Barry Funds


                       STATEMENT OF ADDITIONAL INFORMATION

                       Bjurman, Barry Mid Cap Growth Fund
                      Bjurman, Barry Micro-Cap Growth Fund
                      Bjurman, Barry Small Cap Growth Fund

                                 August 1, 2004

================================================================================

This Statement of Additional Information dated August 1, 2004 is not a prospectus but should be read in conjunction with the Prospectus of The Bjurman, Barry Funds dated August 1, 2004. The Prospectus may be amended or supplemented from time to time. No investment in shares of either Fund should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds. A copy of the Prospectus may be obtained without charge from IFS Fund Distributors, Inc., referred to as the Distributor, or Bjurman, Barry & Associates, referred to as the Adviser, at the addresses and telephone numbers below.


Distributor:                            Adviser:
IFS Fund Distributors, Inc.             Bjurman, Barry & Associates
221 East Fourth Street, Suite 300       10100 Santa Monica Boulevard, Suite 1200
Cincinnati, OH  45202                   Los Angeles, CA 90067-4103
(800) 227-7264                          (310) 553-6577



      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN
 THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN
                 WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            PAGE
The Trust......................................................................3

Investment Policies and Techniques
   Bankers' Acceptances........................................................4
   Certificates of Deposits....................................................4
   Equity Securities...........................................................4
   Foreign Securities..........................................................5
   Time Deposits...............................................................5
   Borrowing...................................................................6
   Loans of Portfolio Securities...............................................6
   Illiquid Securities.........................................................6
   Repurchase Agreements ......................................................7
   Futures.....................................................................7
   Other Investments...........................................................7

Investment Restrictions........................................................7

Investment Advisory and Other Services
   Investment Adviser .........................................................9
   Investment Advisory Agreement...............................................9
   Administrator, Transfer Agent and Fund Accountant .........................11
   Distributor ...............................................................11

Trustees and Officers.........................................................13
   Compensation Table.........................................................15

Principal Shareholders........................................................16

Net Asset Value...............................................................18

Taxes.........................................................................19


Portfolio Transactions and Brokerage Commissions..............................23
Code of Ethics................................................................24
   Proxy Voting Policies......................................................24

Performance Information
   In General.................................................................25
   Total Return Calculation...................................................26
   Performance and Advertisements ............................................26

Policy on Disclosure of Portfolio Holdings....................................28
Other Information.............................................................28
   Purchase and Redemption Orders.............................................28
   Limitations on Trustees' Liability.........................................28
   Independent Accountants....................................................28
   Reports to Shareholders....................................................29

Financial Statements..........................................................29

                                    THE TRUST

The Bjurman, Barry Family of Funds, referred to as the Trust, is a diversified open-end management investment company organized as a business trust under the laws of the State of Delaware pursuant to a Trust Instrument dated September 26, 1996, as amended February 11, 1997. The Trust is organized as an open-end, management company which currently offers three series of shares called the Bjurman, Barry Mid Cap Growth Fund, (whose former name, the Bjurman, Barry All Cap Growth Fund, was changed in June 2004), the Bjurman, Barry Micro-Cap Growth Fund (which is closed to new investors) and the Bjurman, Barry Small Cap Growth Fund, referred to individually as a Fund and collectively as the Funds. Each share of a Fund represents an undivided proportionate interest in that Fund.

Each Fund has its own investment objective and policies. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to a Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular series. The Trust may add additional classes of shares without shareholder approval. All accounts will be maintained in book entry form and no share certificates will be issued. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

For a description of each Fund's principal investment strategies and risks, the types of investments each Fund may acquire and certain investment techniques it may employ, see "Investment Objectives," "Investment Policies and Strategies" and "Investment Selection Process" in the Funds' Prospectus.

The following supplements the information contained in the Funds' Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Funds.

BANKERS' ACCEPTANCES
Each Fund may purchase banker's acceptances, which are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Bankers' acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT
Each Fund may invest in certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

EQUITY SECURITIES
Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depository Receipts ("ADRs").

         A WARRANT is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

         COMMON STOCK is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

         Generally, PREFERRED STOCK receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors.

         Dividends  on  preferred  stock   typically  are  cumulative,   causing
         dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which a Fund invests.

FOREIGN SECURITIES
Each Fund may invest in securities of foreign issuers through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank. ADRs are receipts which evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks, costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value of a Fund by affecting the performance of the ADRs' underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, the value of ADRs acquired by a Fund may be subject to greater fluctuation than the value of securities of domestic companies.

TIME DEPOSITS
Each Fund may invest in time deposits, which are non-negotiable receipts issued by banks in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

BORROWING

Each Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions. Each Fund intends to limit such borrowings to no more than 5% of its net assets.

LOANS OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES
The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Funds' policy is to limit each Fund's investment in illiquid securities to a maximum of 15% of its net assets at the time of purchase. The Securities and Exchange Commission, referred to as the SEC, has adopted Rule 144A under the Securities Act of 1933, as amended the Securities Act, which permits a Fund to sell restricted securities to qualified institutional buyers without limitation. Each Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to SEC Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to a Fund's limitation on illiquid investment. The Adviser, pursuant to procedures adopted by the Trustees of the Trust, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities." The Adviser will monitor the liquidity of securities held by the Funds, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund will limit its investments in illiquid securities including securities of issuers which the Funds are restricted from selling to the public without registration under the Securities Act to no more than 15% of its net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Trust's Board of Trustees).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks or broker-dealers.

Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to that Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which a Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, a Fund could experience a loss. No more than 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days. The financial institutions with whom the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

FUTURES
Each Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Funds will not use futures contracts to leverage their assets. Futures contracts deposits may not exceed 5% of each Fund's assets (determined at the time of the transaction) and each Fund's total investment in futures contracts may not exceed 20% of each Fund's total assets.

OTHER INVESTMENTS
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the applicable Fund's investment objectives, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Funds. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to categorize the industries in which the Funds invest ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to affect the percentage of asset restrictions above. In most cases the SIC Codes will match the FactSet Codes. Except as set forth in the Prospectus, the Funds may not:

1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of a Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of a Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

2. Purchase any security if, as a result of the purchase, 15% or more of a Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of a Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. A Fund will not purchase securities when borrowings exceed 5% of its total assets;

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to one-third of the value of a Fund's net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

6. Engage in the business of underwriting the securities of others, except to the extent that a Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

     (i) Engage in uncovered short sales of securities or maintain a short position;

     (ii) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     (iii) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

     (iv) Invest in companies for the purpose of exercising control or management;

     (v) Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition;

     (vi) Invest in commodities or commodity contracts, except that the Funds may invest in futures contracts, and,

     (vii) Invest more than 5% of their net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
Bjurman, Barry & Associates serves as the Funds' investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970 and is wholly owned by senior associates. G. Andrew Bjurman and O. Thomas Barry, III own 66 2/3% and 33 1/3%, respectively, of the Adviser and as a result may be deemed to be "control persons" of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of each Fund, and the Adviser has entered into an investment advisory agreement, referred to as the Investment Advisory Agreement. The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Funds with respect to their investments and shall determine what securities shall be purchased or sold by each Fund.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Funds or their shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years for each Fund, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the applicable Fund, and
(ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as that term is defined in the 1940 Act, of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust, or by a majority of the outstanding shares of the applicable Fund on 60 days' written notice to the Adviser.

In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Trustees who are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act, to make the determination that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders. In approving the Advisory Agreements, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Trust. Specifically, the Board's analysis focused on: (1) the nature and quality of services performed by the Adviser for each Fund; (2) the background, education and experience of the Adviser's key investment and operational personnel, including portfolio managers; (3) the stability of the Adviser's staff; (4) the performance of each Fund in comparison to other mutual funds with similar investment approaches; (5) the fees paid under the Advisory Agreement to a sample of advisory fees paid by similarly managed funds; and (6) the profitability of the Adviser. Based on these factors, the Board noted that the each Fund's expenses and advisory fees were relatively lower than that of its peer group, and that each Fund had superior performance in comparison to its peer group. For providing investment advisory services, each Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its fees and reimburse Fund expenses to the extent necessary to maintain the total operating expenses, inclusive of distribution expenses, of each Fund at or below 1.80% of each Fund's average daily net assets. Any fees withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap which are a Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expenses payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations. Any potential management fee reimbursement will be disclosed in the footnotes to the Funds' financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, and such reimbursement is requested by the Adviser and approved by the Board of Trustees, the amount of reimbursement that a Fund is able to effect will be accrued as an expense of that Fund for that current period.

For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Micro-Cap Growth Fund accrued advisory fees of $2,767,801, $3,347,312 and $7,819,709 respectively. For the period ended March 31, 2004, the Bjurman, Barry Mid Cap Growth Fund (formerly the All Cap Growth Fund) accrued $110,421 in advisory fees; however, in order to reduce the Fund's operating expenses, the Advisor waived its entire advisory fee and reimbursed the Fund $6,893 of expenses. For the fiscal year ended March 31, 2003, the Bjurman, Barry Mid Cap Growth Fund accrued advisory fees of $103,781 and waived its entire fee and reimbursed the Fund $5,659 of expenses. For the period ended March 31, 2002, the Adviser waived $98,848 of its investment advisory fees of the Bjurman, Barry Mid Cap Growth Fund. For the fiscal year ended March 31, 2004, the Bjurman, Barry Small Cap Fund accrued $490,705 in investment advisory fees, of which $49,822 was waived by the Adviser.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
The Trust has retained Integrated Fund Services, Inc., referred to as Integrated, as the Funds' Transfer Agent, Administrator and Fund Accountant. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated receives from each Fund for its services as transfer agent a fee based on the number of shareholder accounts, subject to a monthly minimum.

Pursuant to an Accounting Services Agreement, Integrated also provides accounting and pricing services to the Funds. For calculating each Fund's daily net asset value, or NAV, per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, each Fund pays Integrated a fee based on its average daily net assets.

In addition, Integrated is retained to provide administrative services to the Funds pursuant to an Administration Agreement. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Integrated a fee based on its average daily net assets. For the fiscal years ended March 31, 2002, 2003 and 2004, Integrated received $318,161, $377,487 and $898,770, respectively, as compensation for services performed as administrator for the Bjurman, Barry Funds.

DISTRIBUTOR
IFS Fund Distributors, Inc., referred to as the Distributor, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Distributor is an affiliate of Integrated by reason of common ownership. Tina H. Bloom and Scott A. Englehart are officers of the Trust and the Distributor.

The Underwriting Agreement continues in effect for an initial two year term and will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

Shares of the Funds are subject to a distribution plan, referred to as the Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, each Fund will pay an annual fee of 0.25% of its average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Funds, such as expenses associated with maintaining personnel who distribute shares or render shareholder support services, expenses associated with implementing promotional activities, printing and mailing prospectuses and sales literature to prospective shareholders and expenses associated with obtaining information, analysis and reports needed for marketing and advertising promotions. None of such funds are used to compensate the Distributor. The Distributor or the Fund may make payments under the Distribution Plan to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Funds or provide services to the Funds' shareholders pursuant to service agreements with the Funds. All amounts expended under the Distribution Plan in the fiscal year ended March 31, 2004 were paid to broker-dealers as compensation for their services to client accounts and for their assistance in the distribution of the Funds' shares. The Funds intend to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of those Trustees that are not interested persons of the Trust or by vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice and shall terminate automatically in the event of its assignment. The Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Funds, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. The report will include an itemization of the distribution expenses and the purpose of such expenditures. For the fiscal year ended March 31, 2004, the Bjurman, Barry Micro-Cap Growth Fund incurred $1,954,922 of distribution-related expenses pursuant to the Distribution Plan, the Bjurman, Barry Mid Cap Fund incurred $27,605 of distribution-related expenses and the Bjurman, Barry Small Cap Growth Fund incurred $122,676 of distribution-related expenses. No interested person of the Funds or interested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.

                              TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner.

The Board of Trustees has a standing Audit Committee. The Audit Committee's function is to represent and assist the Board of Trustees in discharging its oversight responsibility relating to: the accounting, reporting, and financial practices of the Trust and its subsidiaries, including the integrity of the Trust's financial statements; the surveillance of administration and financial controls and the Trust's compliance with legal and regulatory requirements; the outside auditor's qualifications and independence; and the performance of the Trust's internal audit function and the Trust's outside auditor. The Audit Committee held 3 regularly scheduled meetings and 1 special meeting during the fiscal year ended March 31, 2004.

The Board also has a standing Valuation Committee. The Valuation Committee has responsibility for implementing and carrying out procedures to determine the fair value of the Funds' portfolio securities for which market quotations are not readily available or when otherwise appropriate under emergency or unusual situations. The Valuation Committee held no meetings during the fiscal year ended March 31, 2004.

The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Trust is indicated by an asterisk.

G. Andrew Bjurman and O. Thomas Barry III share the office of the presidency of the Trust. They are jointly vested in full executive authority under the Trust's Bylaws.


                                 CURRENT POSITION(s)                              NUMBER OF
                                 WITH TRUST, TERM OF                              PORTFOLIOS IN FUND     OTHER
                                 OFFICE AND LENGTH        PRINCIPAL OCCUPATION(s) COMPLEX OVERSEEN       DIRECTORSHIPS HELD BY
NAME/ADDRESS/AGE                 OF TIME SERVED           DURING LAST 5 YEARS     BY TRUSTEE             OUTSIDE THE COMPLEX
-----------------------------    --------------------     ----------------------  -------------------    ---------------------
INTERESTED TRUSTEES*:
G. Andrew Bjurman                Co-President;            President, Chief                 3             N/A
Bjurman, Barry & Associates      Trustee                  Executive Officer,
10100 Santa Monica Boulevard     (1997-Present)           Bjurman, Barry &
Suite 1200                                                Associates
Los Angeles, CA 90067                                     (1978-Present)
Age: 55

O. Thomas Barry III              Co-President;            Senior Executive                 3             N/A
Bjurman, Barry & Associates,     Trustee                  Vice President,
10100 Santa Monica Boulevard     (1997-Present)           Chief Investment
Suite 1200                       Valuation Committee      Officer, Bjurman,
Los Angeles, CA 90067            Member                   Barry & Associates
Age: 59                          (March 2002 -            (1985-Present)
                                 Present)

*"Interested Person," as defined by the 1940 Act, of the Trust because of their affiliation with Bjurman,
Barry & Associates, the Trust's investment adviser.

DISINTERESTED TRUSTEES:
Joseph E. Maiolo                 Trustee;                 Principal, INCO                  3             N/A
10100 Santa Monica Boulevard     Audit Committee          Commercial
Suite 1200                       Member                   Brokerage
Los Angeles, CA 90067            (March 1997-Present);    (1995-Present)
Age: 66                          Valuation Committee
                                 Member (August 2003-
                                 Present)


William L. Wallace               Trustee; Chairman        Vice President,                  3             N/A
10100 Santa Monica Boulevard     of Audit Committee       Wallace Properties
Suite 1200                       (elected July 21, 2004); (1990-Present)
Los Angeles, CA 90067            Valuation Committee
Age: 56                          Member (March 2002-
                                 Present)

Dann V. Angeloff                 Trustee;                 President, The                   3             Director of Nicholas/
10100 Santa Monica Boulevard     Audit Committee          Angeloff Company                               Applegate Fund, Inc.;
Suite 1200                       Member                   (1976-Present)                                 Director of Public
Los Angeles, CA 90067            (April 2004-Present)                                                    Storage, Inc.; Director
Age: 68                                                                                                  of Ready Pac Produce;
                                                                                                         Director of Retirement
                                                                                                         Capital Group, Inc.;
                                                                                                         Director of SoftBrands,
                                                                                                         Inc.; and Provisional
                                                                                                         Director of SunCal
                                                                                                         Companies



The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The
Audit Committee held four regularly scheduled meetings during the fiscal year ended March 31, 2004.

OFFICERS OF THE TRUST:
M. David Cottrell                Treasurer                President, Cottrell              N/A           N/A
Bjurman, Barry & Associates      (2003-Present)           & Associates
10100 Santa Monica Boulevard                               (2001-Present); Vice
Suite 1200                                                President & Controller,
Los Angeles, CA 90067                                     Ascent Media Corp.
Age: 47                                                   (2000-2001); Vice
                                                          President Administration,
                                                          The Todd-AO Corporation
                                                          (1997-2000)

Jay S. Fitton                    Secretary                Director of Fund                 N/A           N/A
Integrated Fund Services, Inc.   (2004-Present)           Administration,
221 East Fourth Street                                    Integrated Fund
Cincinnati, OH 45202                                      Services, Inc. (The
Age: 34                                                   Trust's administrator
                                                          and transfer agent)
                                                          (2004 - Present);
                                                          Counsel; Integrated Fund
                                                          Services, Inc. (2000-2004)


COMPENSATION OF TRUSTEES

     The following table sets forth information regarding compensation of the Trustees by the Trust, for the fiscal year ended March 31, 2004. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $4,500 and a fee of $1,250 per meeting of the Board of Trustees and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings. The Chairman of the Audit Committee is paid an additional fee of $5,000 per year. Effective February 26, 2004, the Disinterested Trustees are paid an annual retainer of $12,000, a fee of $1,250 per in person Board of Trustees meeting, a fee of $1,000 for each Committee meeting and $1,000 for each telephonic meeting.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2004
                                                          AGGREGATE COMPENSATION
NAME OF PERSON, POSITION                                     FROM REGISTRANT
================================================================================

G. Andrew Bjurman(1), Trustee and Co-President                          $0

O. Thomas Barry III(1), Trustee and Co-President                        $0

Dann V. Angeloff(2), Trustee                                           $0(3)

Joseph E. Maiolo(2), Trustee,                                         $12,250

William L. Wallace(2), Trustee                                        $14,750


---------------------
(1)"Interested person," as defined in the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.
(2) Member of Audit Committee.
(3) Mr. Angeloff was elected to the Board of Trustees effective April 1, 2004.

TRUSTEES' OWNERSHIP OF TRUST SHARES (AS OF DECEMBER 31, 2003)



                                 DOLLAR RANGE OF          DOLLAR RANGE OF         DOLLAR RANGE OF
                                 EQUITY SECURITIES IN     EQUITY SECURITIES IN    EQUITY SECURITIES IN
                                 THE BJURMAN, BARRY       THE BJURMAN, BARRY      THE BJURMAN, BARRY
NAME OF TRUSTEE                  MICRO-CAP GROWTH FUND    MID CAP GROWTH FUND     SMALL CAP GROWTH FUND
=========================================================================================================

DISINTERESTED TRUSTEES
     Dann V. Angeloff            None                     None                    Over $100,000

     Joseph E. Maiolo            $50,000 - $100,000       $10,001 - $ 50,000      None

     William L. Wallace          Over $100,000            $10,001 - $50,000       $10,001 - $50,000

INTERESTED TRUSTEES
     G. Andrew Bjurman           Over  $100,000           $10,001 - $50,000       $10,001 - $50,000

     O. Thomas Barry III         Over $100,000            Over $100,000           Over $100,000


MR. ANGELOFF WAS ELECTED TO THE BOARD OF TRUSTEES EFFECTIVE APRIL 1, 2004.

                             PRINCIPAL SHAREHOLDERS

Bjurman, Barry Micro-Cap Growth Fund

As of July 3, 2004, the Trustees and officers, as a group, beneficially owned less than 1.00% of the Fund.

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Micro-Cap Growth Fund:

NAME & ADDRESS                                              PERCENTAGE
---------------------------------------                     ----------

Charles Schwab & Co., Inc.1                                 53.06%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.2                          18.85%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

National Investor Services Corp.3                           5.93%
For the Benefit of Exclusive Customers
55 Water Street; 32nd Floor
New York, NY 10041

BJURMAN, BARRY MID CAP GROWTH FUND

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Mid Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

NAME & ADDRESS                                              PERCENTAGE
---------------------------------------                     ----------

Charles Schwab & Co., Inc.1                                 52.65%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94101

National Financial Services Corp.2                          10.40%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

O. Thomas Barry III 5.14%4
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

All Trustees and Executive Officers as a Group (7 persons)  6.17%5

BJURMAN, BARRY SMALL CAP GROWTH FUND

As of July 3, 2004, the Trustees and officers, as a group, beneficially owned less than 1% of the Fund.

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Small Cap Growth Fund:

NAME & ADDRESS                                              PERCENTAGE
---------------------------------------                     ----------

Charles Schwab & Co., Inc. 1                                38.46%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.2                          14.33%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

Prudential Securities Inc.6                                 10.98%
For the Benefit of Customers
1 New York Plaza
New York, NY 10292

1 Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

2 National Financial Service Corp. is a broker-dealer holding shares for the benefit of its clients.

3 National Investor Services Corp. is a broker-dealer holding shares for the benefit of its clients.

4 Includes 33,087.390 shares held by the Adviser's profit-sharing plan, of which Mr. Barry is a trustee sharing voting control over such shares. Mr. Barry disclaims beneficial ownership of such shares.

5 Includes 33,087.390 shares held by the Adviser's profit-sharing plan, of which Messrs. Barry and Bjurman are trustees sharing voting control over such shares. Messrs. Barry and Bjurman disclaim beneficial ownership of such shares. Also includes 1,795.124 shares owned by Trustee William L. Wallace's children. Mr. Wallace disclaims beneficial ownership of such shares.

6 Prudential Securities, Inc. is a broker-dealer holding shares for the benefit of its clients.

                                 NET ASSET VALUE

Shares of each Fund are sold, redeemed and exchanged at a price equal to that Fund's net asset value per share, or NAV. The Funds' Prospectus describes in detail which day's NAV is used to price a transaction depending on the timing of our receipt of your purchase, redemption or exchange order.

The net asset value per share is computed by dividing the value of the assets of a Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange, referred to as NYSE, which currently is 4:00 p.m., Eastern time, on each day the NYSE is open for trading. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                     TAXES

The following is a general summary of certain material tax considerations applicable to the Funds and their shareholders. This summary does not purport to be a complete description of such considerations. For example, it does not include certain considerations that may be relevant to holders subject to special treatment, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, pension plans and trusts, and shareholders that are not United States residents for United States federal income tax purposes. This summary assumes that shareholders hold their shares in the Funds as capital assets within the meaning of the Internal Revenue Code (the "Code"). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

TAXATION AS A RIC

     Qualification as a RIC. Each Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC and satisfies certain distribution requirements (referred to as the "Annual Distribution Requirement"), the Fund will not be subject to federal income tax on the portion of its "investment company taxable income" and net capital gain that it distributes to shareholders. In order to qualify as a RIC, the Fund must, among other things:

     o derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities; and

     o diversify its holdings so that at the end of each quarter of the taxable year: (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with other securities limited in respect of any one issuer to an amount not more than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar or related trades or businesses. We refer to these tests as the "Diversification Tests."

     To satisfy the Annual Distribution Requirement, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its (a) "investment company taxable income" determined without regard to the deduction for dividends paid and (b) net tax exempt interest.

     Excise Taxes. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders. In addition, the Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in preceding years. We refer to this distribution requirement as the "Excise Tax Avoidance Requirement." While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid such tax.

     Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. If we dispose of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If any Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

     Failure to Qualify as a RIC. If a Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. The remainder of this discussion assumes that each of the Funds qualifies as a RIC and satisfies the Annual Distribution Requirement.

TAXATION OF SHAREHOLDERS

     Distributions of Investment Company Taxable Income. Distributions of "investment company taxable income" (which is, generally, ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of current or accumulated earnings and profits of the Fund. Distributions of "investment company taxable income" that are made to a non-corporate shareholder before January 1, 2009, and that are designated as "qualified dividend income" will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund (e.g., dividends received from domestic corporations and certain qualified foreign corporations, including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market). In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of investment company taxable income that are not designated as qualified dividend income or capital gain dividends will generally be taxable to shareholders at ordinary income rates. Dividends paid by a Fund to a corporate shareholder may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

     Capital Gain Distributions. Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% if the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed as ordinary income. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such a case, the Fund may elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Other Distributions. Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will generally be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Dividend Reinvestment. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a cash distribution and reinvesting the cash in additional shares at NAV. The shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder's account. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     Information Reporting and Timing of Dividend Inclusion. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Sale, Exchange, or Redemption of Shares. A shareholder will recognize gain or loss on the sale, exchange or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, all or a portion of any loss recognized may be disallowed if the shareholder acquires other shares of the Fund (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before such disposition. In addition, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains deemed received with respect to) such shares.

     Backup Withholding. We may be required to withhold federal income tax currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or otherwise fails to establish that he or she is not subject to backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds do not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Most transactions will be effected on a net cost basis through brokers who make markets in the stock being purchased or sold. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Funds to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Funds will not necessarily be paying the lowest spread available for a particular transaction. Subject to policies established by the Board of Trustees, however, the Adviser may cause a Fund to pay a broker-dealer a commission in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.

For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Micro-Cap Growth Fund incurred total brokerage commissions of $569,117, $1,164,230 and $2,812427, respectively. For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Mid Cap Growth Fund incurred total brokerage commissions of $34,813, $48,122 and $73,361, respectively. For the fiscal year ended March 31, 2004, the Bjurman, Barry Small Cap Growth Fund incurred $515,401 in total brokerage commissions. Due to the rapid growth of the Micro-Cap Growth Fund's assets from the fiscal year ended March 31, 2000 to the fiscal year ended March 31, 2004, its trade volume, and therefore the amount of brokerage commissions paid, significantly increased from prior years. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

The Funds and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Funds' transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust. During the fiscal year ended March 31, 2004, the amount of brokerage transactions and related commissions for the Bjurman, Barry Micro-Cap Growth Fund, the Bjurman, Barry Mid Cap Growth Fund and the Bjurman, Barry Small Cap Growth Fund directed to brokers due to research services provided were $73,581.64, $4,595.99 and $8,173.22, respectively.

The Funds may invest in securities that are traded exclusively in the over-the-counter market. The Funds may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund for which the trade is being executed is as favorable as possible under prevailing market conditions.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares that may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds to clients.

It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among the Fund(s) and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund(s) and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund(s) is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund(s).

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken as current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 act that permits Fund personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES. The Trust has delegated to the Adviser the authority to vote proxies of companies held in the Funds' portfolio. The Adviser recognizes that it is a fiduciary that owes its clients, including the Funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. The Adviser has implemented written Proxy Voting Policies that are designed to reasonably ensure that the Adviser votes proxies in the best interests of its clients, including the Funds.

The Adviser seeks to avoid material conflicts of interests by using an independent third-party, Institutional Shareholder Services Inc. ("ISS"), to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by ISS in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of ISS in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against ISS recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

The Voting Guidelines address issues involving board of directors, proxy contest defenses, election of auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues.

On or before August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 1-800-227-7264 (toll free) or visiting the Funds' website at www.BjurmanBarry.com or the website of the SEC at www.sec.gov.

                             PERFORMANCE INFORMATION

From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

                  YIELD = 2 [( a - b + 1)6 - 1]
                               -----
                                    cd
Where:   a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of such Fund), calculated pursuant to the following formula which is prescribed by the SEC:

         P(1+T)n = ERV

Where:   P = a hypothetical initial investment of $1,000;
         T = average annual total return
         n = the number of years; and
         ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (up to the life of such
Fund).

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

         P(1+T)n=ATVD

Where:   P     =   a hypothetical initial payment of $1,000.
         T     =   average annual total return (after taxes on distributions).
         n     =   number of years.
         ATVD  =   ending value of a hypothetical  $1,000 payment made
                   at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

         P(1+T)n=ATVDR

Where:   P     =  a hypothetical initial payment of $1,000.
         T     =  average annual total return (after taxes on distributions and redemption).
         n     =  number of years.
         ATVDR =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year  periods  at the  end
                  of  such  periods  (or fractional    portion), after taxes on
                  fund distributions and redemption.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bjurman, Barry Funds' average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended March 31, 2004 are as follows:

                                                                                                           Since
                                                                  1 Year       3 Years      5 Years     Inception(1)
                                                                  ------       -------      -------     ------------
BJURMAN, BARRY MICRO-CAP GROWTH FUND
Return Before Taxes                                               73.17%       21.85%       32.20%       29.71%
Return After Taxes on Distribution(2)                             73.17%       21.85%       31.47%       29.20%
Return After Taxes on Distributions
And Sale of Fund Shares(3)                                        47.56%        19.06%      28.51%       26.84%

                                                                  Since
                                                                  Inception(1)
                                                                  ------------
BJURMAN, BARRY SMALL CAP GROWTH FUND
(cumulative)
Return Before Taxes                                                  40.30%
Return After Taxes on Distribution(2)                                40.30%
Return After Taxes on Distributions
And Sale of Fund Shares                                              26.20%

                                                                         Since
                                                          1 Year      Inception(1)
                                                          ------      ------------
BJURMAN, BARRY MID CAP GROWTH FUND
Return Before Taxes                                       39.46%        -0.75%
Return After Taxes on Distribution(2)                     39.46%        -0.75%
Return After Taxes on Distributions
And Sale of Fund Shares                                   25.65%        -064%


(1) The Bjurman, Barry Micro-Cap Growth Fund commenced operations on March 31, 1997. The Bjurman, Barry Small Cap Growth Fund commenced operations on May 12, 2003. The Bjurman, Barry Mid Cap Growth Fund commenced operations on June 6, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

                   POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's ten largest portfolio investments as of the end of each month are disclosed on our website (http://www.bjurmanbarry.com/site/html/org.htm) on a monthly basis. These holdings as of the end of each month are generally posted on our website within the first seven business days of the following month, and such posting will replace the previous month's list of holdings. We will also disclose some of this same information in marketing materials, but we do not disclose any additional information concerning our investments or holdings to any third parties.

                                OTHER INFORMATION

PURCHASE AND REDEMPTION ORDERS
Approved brokers for the Funds are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf.

LIMITATIONS ON TRUSTEES' LIABILITY
The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustees' liability is further subject to the limitations imposed by the 1940 Act.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, 350 South Grand Ave., Suite 200, Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Funds. Deloitte & Touche LLP provides audit and tax services. The books of the Funds will be audited at least once a year by Deloitte & Touche LLP.

LEGAL COUNSEL
Gibson, Dunn & Crutcher LLP, 333 South Grand Ave., Los Angeles, California, 90071-3197, serves as the legal counsel for the Funds.

REPORTS TO SHAREHOLDERS
Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountants. Inquiries regarding the Funds may be directed to Integrated Fund Services, Inc. at 1-800-227-7264.

                              FINANCIAL STATEMENTS

The Bjurman, Barry Funds' audited annual financial statements, including the notes thereto, dated March 31, 2004, are incorporated by reference from the Funds' March 31, 2004 Annual Report to Shareholders.

                            THE BJURMAN, BARRY FUNDS
                            ------------------------


PART C.   OTHER INFORMATION
          -----------------

Item 23.  (a)  (i)  Trust Instrument*
-------

               (ii) Certificate of Amendment of Certificate of Trust, dated
                    February 11, 1997*

          (b)       By-Laws*

          (c) Incorporated by reference to the information contained in the Trust Instrument and By-Laws

          (d) (i) Investment Advisory Agreement, dated March 5, 1997, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry Micro-Cap Growth Fund*

               (ii) Amendment No. 1 to Investment Advisory Agreement, dated
                    November 19, 1998, with respect to the Bjurman, Barry Micro-Cap Growth Fund*

               (iii)Investment Advisory Agreement, dated June 5, 2001, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry All Cap Growth Fund*

               (iv) Investment Advisory Agreement between Bjurman, Barry &
                    Associates and the Bjurman, Barry Fund with respect to the Bjurman, Barry Small Cap Growth Fund*

          (e) Underwriting Agreement, dated October 29, 1999, by and between The Bjurman, Barry Funds and IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

          (f)       Inapplicable

          (g) Custody Agreement, dated December 21, 1998, by and between The Bjurman, Barry Funds and U.S. Bank, N.A. (formerly Firstar Bank, N.A.)*

          (h) (i) Administration Agreement, dated December 18, 1998, by and between The Bjurman, Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

               (ii) Accounting Services Agreement, dated December 18, 1998 by and between The Bjurman, Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

               (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan
                    Agency Agreement, dated December 18, 1998, by and between The Bjurman,

                    Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

          (i)       Opinion and Consent of Counsel*

          (j)       Inapplicable

          (k)       Inapplicable

          (l)       Inapplicable

          (m) Distribution Plan, dated November 19, 1998, of The Bjurman, Barry Funds, as amended, by and among The Bjurman, Barry Funds, Bjurman, Barry & Associates and IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

          (n)       Inapplicable

          (o)       Inapplicable

          (p)  (i)  Code of Ethics of The Bjurman, Barry Funds*

               (ii) Code of Ethics of Bjurman, Barry & Associates*

               (iii)Code of Ethics of IFS Fund Distributors, Inc. (formerly CW
                    Fund Distributors, Inc.)*

---------------
* Incorporated by reference to the Trust's registration statement on Form N-1A

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          None

Item 25.  Indemnification
--------  ---------------

          Incorporated by reference to Article X of the Registrant's Trust Instrument.

          "Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2. Indemnification. The Trust shall indemnify each of its Trustees to the full extent permitted by law against all liabilities and expenses (including amounts paid in satisfaction of judgments, in settlement, as fines and penalties, and as counsel fees) reasonably incurred by such Trustee in connection with the defense or disposition of any action, suite or other proceeding, whether civil or criminal, in which such Trustee may be involved or with which such Trustee may be threatened, while as a Trustee or thereafter, by reason of being or having been such a Trustee except with respect to any matter as to which such Trustee shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such Trustee's duties. In the event of a settlement, no indemnification shall be provided unless there has been a determination that such Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). The rights accruing to any person under these provisions shall not exclude any other right to which such Trustee may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may authorize advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that such Trustee is not entitled to such indemnification.

               The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2."

               The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers, and Bjurman, Barry & Associates (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

               The Advisory Agreements with the Adviser provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreements, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard, a violation of the standard of care established by and applicable to the Adviser in its actions under the Advisory Agreements or breach of its duty or of its obligations under the Advisory Agreements.

Item 26.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

          (a) Bjurman, Barry & Associates is a registered investment adviser providing investment advisory services to the Registrant. The Adviser also provides investment advisory services to individual and institutional clients.

          (b) For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to Form ADV for Bjurman, Barry & Associates (File #801-06776) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 27.  Principal Underwriters
--------  ----------------------

          (a) IFS Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: The Appleton Funds, The Caldwell & Orkin Funds, Inc., The Westport Funds, and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk, the address of the persons named below is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                                       Position with               Position with
                   Name                Distributor                 Registrant
                   ----                -----------                 ----------
               Jill T. McGruder        Director                    None

               Scott A. Englehart      President                   None

               Terrie A. Wiedenheft    Senior Vice President/      None
                                       CFO/Treasurer

               Tina H. Bloom           Vice President/Associate    Assistant
                                       General Counsel/Secretary   Secretary

               Roy E. Rogers           Vice President-             None
                                       Client Relations

               Jeffery G. Rutowski     Vice President-             None
                                       Transfer Agent Services

               Richard K. Taulbee      Vice President              None

               James J. Vance          Assistant Treasurer         None

               Timothy D. Speed        Assistant Treasurer         None

               Joseph G. Melcher       Director of Compliance      None

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its principal office located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 as well as at the office of the Adviser located at 10100 Santa Monica Boulevard, Los Angeles, California 90067.

Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                INDEX TO EXHIBITS
                                -----------------

(a)       (i) Trust Instrument*

          (ii) Certificate of Amendment of Certificate of Trust, dated February 11, 1997*

(b)            By-Laws*

(c)            Incorporated by reference to Trust Instrument and By-Laws

(d)       (i)  Investment Advisory Agreement, dated March 5, 1997, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry Micro-Cap Growth Fund*

          (ii) Amendment No. 1 to Investment Advisory Agreement, dated November 19, 1998, with respect to the Bjurman, Barry Micro-Cap Growth Fund*

          (iii) Investment Advisory Agreement, dated June 5, 2001, by and between The Bjurman, Barry Funds and Bjurman, Barry & Associates with respect to the Bjurman, Barry All Cap Growth Fund*

          (iv) Investment Advisory Agreement between Bjurman, Barry & Associates and the Bjurman, Barry Fund with respect to the Bjurman, Barry Small Cap Growth Fund*

(e) Underwriting Agreement, dated October 29, 1999, by and between The Bjurman, Barry Funds and IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

(f)            Inapplicable

(g) Custody Agreement, dated December 21, 1998, by and between The Bjurman, Barry Funds and U.S. Bank, N.A. (formerly Firstar Bank, N.A.)*

(h)       (i)  Administration Agreement, dated December 18, 1998, by and between
               The Bjurman, Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

          (ii) Accounting Services Agreement, dated December 18, 1998 by and between The Bjurman, Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

          (iii)Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, dated December 18, 1998, by and between The Bjurman, Barry Funds and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

(i)            Opinion and Consent of Counsel*

(j)            Inapplicable

(k)            Inapplicable

(l)            Inapplicable

(m) Distribution Plan, dated November 19, 1998, of The Bjurman, Barry Funds, as amended, by and among The Bjurman, Barry Funds, Bjurman, Barry & Associates and IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

(n)            Inapplicable

(o)            Inapplicable

(p)       (i)  Code of Ethics of The Bjurman, Barry Funds*

          (ii) Code of Ethics of Bjurman, Barry & Associates*

          (iii)Code of Ethics of IFS Fund Distributors, Inc.*

---------------
*    Incorporated by reference to the Trust's registration statement on Form
     N-1A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b)under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, thereunto duly authorized, in the City of Los Angeles and State of California, on the 1st day of August, 2004.

                                               THE BJURMAN, BARRY FUNDS

                                               By: /s/ G. Andrew Bjurman
                                                   ----------------------------
                                                       G. Andrew Bjurman
                                                       Co-President and Trustee

                                               By: /s/ O. Thomas Barry, III
                                                   ----------------------------
                                                       O. Thomas Barry, III
                                                       Co-President and Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title               Date
---------                               -----               ----

/s/ G. Andrew Bjurman                  Co-President         July 30, 2004
---------------------------------      and Trustee
G. Andrew Bjurman

/s/ O. Thomas Barry, III               Co-President         July 30, 2004
---------------------------------      and Trustee
O. Thomas Barry, III

/s/ David Cottrell                     Vice President       July 30, 2004
---------------------------------      and Treasurer
David Cottrell

                *                      Trustee              July 30, 2004
---------------------------------
William L. Wallace

                *                      Trustee              July 30, 2004
---------------------------------
Joseph E. Maiolo

                *                      Trustee              July 30, 2004
---------------------------------
Dann V. Angeloff


/s/ Tina D. Hosking
---------------------------------
Tina D. Hosking

* By Tina D. Hosking
  Attorney-in-Fact
  July 30, 2004